Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date            31-May-00
Payment Date            26-Jun-00
Prior Payment Date      25-May-00

A  AGGREGATE DISCOUNTED LEASE BALANCE (Discount Rate = 7.505%)
   Initial Aggregate Discounted Lease Balance                                                                       174,935,104.00

   Discounted Contract Balance, beginning                                                                           126,875,966.66
   Discounted Contract Balance, ending                                                                              122,946,109.57

B  PAST DUE LEASE PAYMENTS
   Past due balance, beginning                                                                                          586,084.94
         Past due payments received (reimbursed per this report)                                                        475,469.10
         Past dues on Non-Performing, Warranty and Adjusted Leases                                                            0.00
         Past dues on Early Terminations                                                                                      0.00
         New Net Advances (last month's current Contracts that became past due)                                         613,548.18
         Past dues on Replacement Leases                                                                                      0.00
                                                                                                                    --------------
   Past due balance, ending                                                                                             724,164.02
                                                                                                                    ==============

C  ADVANCE LEASE PAYMENTS
         Applied to Current from Prepaid                                                                                      0.00
         Advance payments on Disqualified Leases                                                                              0.00
         Received on Replacement Leases                                                                                       0.00
         Received this month                                                                                            222,013.05
                                                                                                                    --------------
   Total Advance Lease Payments Received                                                                                222,013.05
                                                                                                                    ==============

D  SUBSTITUTIONS
   Defaulted Leases and Adjusted Contracts Substitued to date, beginning                                                      0.00
         Defaulted Leases and Adjusted Contracts provided with Substitute Leases                                              0.00
                                                                                                                    --------------
   Defaulted Leases and Adjusted Contracts Substitued to date, ending                                                         0.00
                                                                                                                    ==============
   Percentage of Aggregate Discounted Lease Balance at Cut-Off Date                                                           0.00%

   Non Defaulted Leases or Adjusted Contracts Substitued to date, beginning                                                   0.00
         Non Defaulted Leases or Adjusted Contracts provided with Substitute Leases                                           0.00
                                                                                                                    --------------
   Non-Defaulted Leases or Adjusted Contracts Substitued to date, ending                                                      0.00
                                                                                                                    ==============

                                                                                                                    --------------
   Total Substitutions, ending                                                                                                0.00
                                                                                                                    ==============
   Percentage of Aggregate Discounted Lease Balance at Cut-Off Date (not to exceed 10%)                                       0.00%

E  RESERVE ACCOUNT
   Reserve Account balance, beginning                                                                                 1,598,910.46
         Required Reserve Fund Amount (min $1,749,351.04 or Aggregate Note Balance)                                   1,749,351.04
         Excess (Shortfall)                                                                                            (150,440.58)
         Deposit from (Release to) Certificateholder                                                                     48,669.68
                                                                                                                    --------------
   Reserve Account balance, ending                                                                                    1,647,580.15
                                                                                                                    ==============

F  AVAILABLE FUNDS (COLLECTION ACCOUNT)
         Regular monthly Lease Payments                                                                               3,772,905.04
         Reinvestment Income from Collection Account and Reserve Account                                                      0.00
         Past due payments received                                                                                     475,469.10
         Past due payments due on Early Termination (From Seller)                                                             0.00
         Proceeds from Prepayments not replaced                                                                          78,173.95
         Recoveries on Non-Performing Leases not Substituted                                                                  0.00
         Servicer Advances                                                                                              724,164.02
         Casualty and Termination Payments                                                                                    0.00
         Expired Contract Proceeds                                                                                            0.00
         NSF payments prior month                                                                                             0.00
         Advance Lease Payments                                                                                         222,013.05
                                                                                                                    --------------
   Total Available Funds                                                                                              5,272,725.16
                                                                                                                    ==============


G  PAYMENTS TO THE SERVICER AND TRUSTEE
         Past due payments received, prior advance                                                                      586,084.94
         Past due payments due, current advance                                                                        (724,164.02)
         Past due payments advanced on Disqualified Leases                                                                    0.00
         Advance payments on Disqualified Leases                                                                              0.00
         Servicer Fee                                                                                                    52,864.99
         Excess Cash                                                                                                          0.00
                                                                                                                    --------------
   Total Net Payments due to (from) Servicer                                                                            (85,214.09)
                                                                                                                    ==============
         Back-up Servicer Fee (3.0 bp)                                                                                    3,171.90
         Indenture Trustee Fee (2 bp)                                                                                     2,114.60
                                                                                                                    --------------
   Total Payments to Trustee                                                                                              5,286.50
                                                                                                                    ==============

Monthly Servicer Report
Closing Date            31-May-00
Payment Date            26-Jun-00
Prior Payment Date      25-May-00

PAYMENTS TO NOTEHOLDERS


                                      Beginning                                  (Regular) (Additional)            End    Percentage
                       Initial        of Period   Interest      Interest        Principal    Principal       of Period  of all Notes
Class                  Balance          Balance       Rate          Paid             Paid         Paid         Balance   Outstanding
------------------------------------------------------------------------------------------------------------------------------------
A-1              50,293,842.00     2,234,704.93     5.777%      11,475.46    2,234,704.93         0.00             0.00        0.00%
A-2              40,759,879.00    40,759,879.00     6.590%     223,839.67    1,463,183.95         0.00    39,296,695.05       33.12%
A-3              18,280,718.00    18,280,718.00     6.890%     104,961.79            0.00         0.00    18,280,718.00       15.41%
A-4              48,544,491.00    48,544,491.00     7.070%     286,007.96            0.00         0.00    48,544,491.00       40.92%
------------------------------------------------------------------------------------------------------------------------------------
Class A         157,878,930.00   109,819,792.93                626,284.88    3,697,888.88         0.00   106,121,904.05       89.45%
------------------------------------------------------------------------------------------------------------------------------------
B                 7,434,742.00     7,434,742.00     7.300%      45,228.01      101,114.34         0.00     7,333,627.66        6.18%
C                 3,936,040.00     3,936,040.00     8.070%      26,469.87       53,531.12         0.00     3,882,508.88        3.27%
D                 1,312,013.00     1,312,013.00    10.480%      11,458.25       17,843.70         0.00     1,294,169.30        1.09%
------------------------------------------------------------------------------------------------------------------------------------
Total Notes     170,561,725.00   122,502,587.93                709,441.01    3,870,378.05         0.00   118,632,209.88      100.00%
------------------------------------------------------------------------------------------------------------------------------------
                    0.03076923

                                              Target
                         (defined)          Investor
                            Class          Principal           Class
Class                  Percentage             Amount          Floors
--------------------------------------------------------------------------------
A                        86.3158%     106,121,903.82
B                         5.9649%       7,333,627.64            --
C                         3.1579%       3,882,508.87            --
D                         1.0526%       1,294,169.29            --

(Retained) Certificate Balance          4,373,378.73


Monthly Principal Amount                         3,929,857.09
Overcollateralization Balance (prior)            4,373,378.73
Overcollateralization Balance (current)          4,313,899.69
Cumulative Loss Amount                                   0.00
Additional Principal                                     0.00


DISTRIBUTION OF FUNDS

Pursuant to Section 7.05(a) of the Sale and Servicing Agmt.

Available Funds                                  5,272,725.16
Reserve Account Draw                                     0.00
Servicing Fee Paid & Reimb. of Advances            638,949.93
Back-up Servicer Fee Paid                            3,171.90
Trustee Fee Paid                                     2,114.60
Note Interest Paid                                 709,441.01
Note Principal Paid                              3,870,378.05
Reserve Account Deposit                             48,669.68
Reserve Account Withdrawal                               0.00
                                                 ------------
Remainder to Certificateholder                           0.00

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date                    31-May-00
Payment Date                    26-Jun-00
Prior Payment Date              25-May-00

Delinquent Contracts

---------------------------------------------------------------------------------------------------------
Days Delinquent     Number of Leases         Agg Contract Balance      Percentage     Agg Monthly Payment
---------------------------------------------------------------------------------------------------------
Current                          535               105,054,714.95          85.45%           3,772,905.04
1-30                              93                16,520,437.70          13.44%             454,774.53
31-60                             17                 1,249,907.46           1.02%              19,227.90
61-90                              5                   118,111.46           0.10%               1,466.67
91-120                             1                     2,938.00           0.00%                   0.00

Total                            651               122,946,109.57         100.00%           4,248,374.14


** Minor differences attributable to rounding.

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date              31-May-00
Payment Date              26-Jun-00
Prior Payment Date        25-May-00

Prepayed Contracts

--------------------------------------------------------------------------------
Lease Number                Lessee                                    ADLB
--------------------------------------------------------------------------------
3449              Duck Head Apparel Company, Inc.                  70,953.10
006098.N1         Industrial Developments International, Inc.       7,220.85

Total                                                            $ 78,173.95
                                                                 ===========
Total number of contracts                                               2.00
                                                                 -----------

Defaulted Contracts

---------------------------------------------------------------------------------------
Lease Number            Lessee                     ADLB          Recoveries   Net Loss
---------------------------------------------------------------------------------------
006080.N10      Arthur Anderson, LLP              13,716.82      1,842.00     11,874.82
006080.N13-01   Arthur Anderson, LLP              18,306.16      2,135.65     16,170.51
006080.N13-03   Arthur Anderson, LLP              18,306.16      2,135.65     16,170.51
006080.N13-04   Arthur Anderson, LLP              18,306.16      2,135.65     16,170.51
3380.01         Regency Health Services, Inc.     82,158.36          --       82,158.36
006742.N1-04    Fedders Corp.                     16,237.86      1,406.70     14,831.16
                                                ---------------------------------------
Total                                           $167,031.52   $  9,655.65   $157,375.87
                                                =======================================
Total number of contracts                              6.00
                                                -----------